UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2009

GULF ISLAND FABRICATION, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

583 Thompson Road
Houma, Louisiana 70363
 (Address of principal executive offices)(Zip Code)

(985) 872-2100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

          On May 14, 2009, Gulf Island Fabrication, Inc. issued a press release announcing that that the graving dock currently containing the ATP Titan hull was awarded a gold medal in the Engineering Excellence Award Competition held by the Texas Council of Engineering Companies.  A copy of the press release is attached.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed herewith:

Exhibit No.                   Description

99.1                               Press Release dated May 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Robin A. Seibert
Robin A. Seibert
Vice President – Finance,
Chief Financial Officer
and Treasurer
(Principal Financial Officer
and Duly Authorized Officer)

Dated:	May 14, 2009